Exhibit 10.2

FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

THE FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT is made this   day of January, 2009, by and between HARDY CREDIT COMPANY, a Pennsylvania limited partnership (the “Company”), and 84 LUMBER COMPANY, a Pennsylvania Limited Partnership, a Pennsylvania limited partnership (“Manager”)

WITNESSETH:

WHEREAS, Company and Manager executed that certain Management services Agreement dated as of January 1, 2007 (the “Agreement”); and

WHEREAS, Company and Manager desire to amend and modify certain provisions of the Agreement as hereinafter provided.

NOW THEREFORE, in consideration of the Agreement and the terms and conditions contained herein, the parties hereto hereby agree as follows:

1.           Preamble.  The foregoing recitals are true and correct and are incorporated herein by this reference. All capitalized but undefined terms used herein shall have the same meaning as used in the Agreement.

2.           Compensation.  Paragraph 5 (a) of the Agreement is hereby amended to provide that the Base Management Fee shall be increased to an amount equal to $5,000 per month commencing January 1, 2009.

3.           Counterparts; Facsimiles.  This First Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by facsimile or e-mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered.

4.           Full Force & Effect.   Except as specifically modified in this First Amendment all terms and conditions of this Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS FIRST AMENDMENT ON THE DATES INDICATED BELOW:

The Company

Hardy Credit Co., L.P.

By:	/s/ Margaret H. Magerko

Its:	Margaret H. Magerko

President

Manager

84 Lumber Company

By	/s/ Daniel M. Wallach

Daniel M. Wallach

Chief Financial Officer